Exhibit 10.1

Financial Consultant Service Agreement

Party A: China Teletech Holding, Inc.

Party B: Ms. Qing Yu (Jane)

Party A agrees to employ Party B as part-time CFO during the period from March 5, 2013 to March 4, 2014.

As CFO, the working scopes include:

  Preparation of whole set of US GAAP consolidated financial statements (including disclosure notes and MD&A) based on financial statements of each subsidiary reviewed or audited by US auditors quarterly;

  During the employment period, Party B needs to visit Party A two to three times and three days each time. All travel expenses shall be borne by Party A.

Party A shall pay remuneration to Party B by cash and company common stock of Party A. Details are as below:

  Party A pay RMB5,000 to Party B by the 10th day of each month.

  Party A will pay for 500,000 shares company stock to Party B when the agreement comes into effect.

This agreement takes effect after being signed by both parties. This agreement has made in duplicate, one for each party.

Party A (Stamp): Party B (Signature):

Date: March 4, 2013